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                                                                    Page 1 of 2

                                      EXHIBIT A
                           SAMPLE COAL PAYMENT CALCULATIONS
                     Total Evaluated Coal Costs for Contract No.
--------------------------------------------------------------------------------

For contracts supplied from multiple "origins", each "origin" will be calculated individually.

    SECTION I                                 BASE DATA
------------------------------------------------------------

1)  Base F.O.B. price per ton:                                                       $_17.25_            /ton

1a) Tons of coal delivered:                                                          ________            tons

2)  Guaranteed average heat content:                                                 __10,950_           B.T.U./LB.

2r) As received monthly avg. heat content:                                           ________            B.T.U./LB.

2a) Energy delivered in M.M.B.T.U.:                                                  ________            MMBTU

    [(Line 1a) *2,000 lb./ton *(Line 2r)] *MMBTU/1,000,000 BTU

    [(    ) *2,000 lb./ton *(    )] *MMBTU/1,000,000 BTU

2b) Base F.O.B. price per M.M.B.T.U.:                                                $________           /MMBTU

    {[(Line 1)/(Line 2)] *(1 ton/2,000 lb.)} *1,000,000 BTU/MMBTU

    {[(    /ton)/(     BTU/LB)] *(1 ton/2,000 lb.)} *1,000,000 BTU/MMBTU

3)  Guaranteed monthly avg. max. sulfur                                              _2.95____           LBS./MMBTU

3r) As received monthly avg. sulfur                                                  _________           LBS./MMBTU

4)  Guaranteed monthly avg. max ash                                                  _8.00____           LBS./MMBTU

4r) As received monthly avg. ash                                                     _________           LBS./MMBTU

5)  Guaranteed monthly avg. max moisture                                             _12.91___           LBS./MMBTU

5r) As received monthly avg. moisture                                                _________           LBS./MMBTU


    SECTION II                                DISCOUNTS
------------------------------------------------------------

Assign a (-) to all discounts (round to five (5) decimal places)

6d) B.T.U./LB.:  If line 2r is less than 10,750 BTU/lb.
    {1-[(line 2r)/(line 2)]} *$0.2604/MMBTU
    {1-[(    )/(    )]} *$0.2604 =                                                   $________           /MMBTU

7d) SULFUR:   If line 3r is greater than 3.3 lbs./MMBTU
    [(line 3r)-(line 3)] *$0.1232/lb sulfur
    [(    )-(    )] *$0.1232 =                                                       $________           /MMBTU

8d) ASH:  If line 4r is greater than 9.50 lbs./MMBTU
    [(line 4r)-(line 4)] *$0.0083/lb ash
    [(    )-(    )] $0.0083 =                                                        $________           /MMBTU

9d) MOISTURE:  If line 5r is greater than 14.00 lbs./MMBTU
    [(line 5r)-(line 5)] *$0.00 16/lb moisture
    [(    )-(    )] *$0.0016 =                                                       $________           /MMBTU

                                                                      Exhibit A
                                                                    Page 2 of 2

    SECTION III                 TOTAL PRICE ADJUSTMENTS
------------------------------------------------------------

Determine total Discounts as follows:

Assign a (-) to all Discounts and enter number for:
Line 6d:                                               $________   /MMBTU

Line 7d:                                               $________   /MMBTU

Line 8d:                                               $________   /MMBTU

Line 9d:                                               $________   /MMBTU

10) Total Discounts (-):

    Algebraic sum of above:                            $________   /MMBTU

11) Total evaluated coal price = (line 2b) + (line 10)

    $________  /MMBTU  +                               $________   /MMBTU  =                             $________/MMBTU

12) Total discount price adjustment for Energy delivered:
    (line 2a) *(line 10) (-)

    ________   MMBTU   *                               $________   /MMBTU  =                             $________

13) Total base cost of coal
    (line 2a) *(line 2b)

    ________   MMBTU   *                               $________   /MMBTU  =                             $________

14) Total coal payment for month
    (LINE 12) + (LINE 13)

    $________           +                              $________           =                             $________
